SEI INSTITUTIONAL INVESTMENTS TRUST

Multi-Asset Real Return Fund

(the "Fund")

Supplement Dated August 9, 2021
to the Prospectus, dated September 30, 2020, as amended on November 13, 2020, November 24, 2020, February 2, 2021, February 12, 2021, July 2, 2021 and August 9, 2021
(the "Prospectus")

This Supplement provides new and additional information beyond that contained in the Prospectus and should be read in conjunction with such Prospectus.

The Prospectus is hereby amended and supplemented to reflect the following changes to the Fund.

Change in Portfolio Management of the Fund

QS Investors, LLC no longer serves as a sub-adviser to the Fund. As such, all references to QS Investors, LLC are hereby deleted from the Prospectus.

In addition, in the Fund Summary for the Fund, under the heading titled "Management," in the chart under the sub-heading titled "Sub-Advisers and Portfolio Managers," the following text is hereby added in the appropriate alphabetical order thereof:

Sub-Adviser	Portfolio Manager	Experience with the Fund	Title with Sub-Adviser
Franklin Advisers, Inc.	Russell Shtern, CFA	Since 2013	VP, Portfolio Manager
	Jacqueline Hurley, CFA	Since 2018	VP, Portfolio Manager

In addition, under the section titled "Sub-Advisers," under the sub-section titled "Sub-Advisers and Portfolio Managers," under the heading titled "Multi-Asset Real Return Fund," the following text is hereby added in the appropriate alphabetical order thereof:

Franklin Advisers, Inc.: Franklin Advisers, Inc. (FAV), located at One Franklin Parkway, San Mateo, California 94403-1906, serves as a Sub-Adviser to the Multi-Asset Real Return Fund. A team of investment professionals manages the portion of the Multi-Asset Real Return Fund's assets allocated to FAV. Mr. Russell Shtern, CFA, VP, is a Portfolio Manager at FAV. Prior to FAV, Mr. Shtern was head of equity portfolio management and trading and a member of the global equity management team for QS Investors, LLC (QS Investors), a quantitative multi-asset and equity manager, since 2010. Ms. Jacqueline Hurley, CFA, VP, is a Portfolio Manager at FAV. Prior to FAV, Ms. Hurley was a member of the Portfolio Management group at QS Investors, a quantitative multi-asset and equity manager, since 2010. QS Investors combined with Franklin Templeton Multi-Asset Solutions in October 2020 to create Franklin Templeton Investment Solutions, a business unit of FAV.

There are no other changes to the Prospectus.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-1353 (8/21)

SEI INSTITUTIONAL INVESTMENTS TRUST

Multi-Asset Real Return Fund
(the "Fund")

Supplement Dated August 9, 2021
to the Statement of Additional Information, dated September 30, 2020, as amended on
November 24, 2020, February 2, 2021, February 12, 2021, July 2, 2021, July 27, 2021 and
August 9, 2021
(the "SAI")

This Supplement provides new and additional information beyond that contained in the SAI, and should be read in conjunction with such SAI.

Change in Portfolio Management of the Fund

QS Investors, LLC no longer serves as a sub-adviser to the Fund. As such, all references to QS Investors, LLC are hereby deleted from the SAI.

In addition, on the cover page of the SAI, "Franklin Advisers, Inc." is hereby added in the appropriate alphabetical order thereof.

In addition, under the section titled "The Adviser and Sub-Advisers," under the heading titled "The Sub-Advisers," the following text is hereby added in the appropriate alphabetical order thereof:

FRANKLIN ADVISERS, INC.—Franklin Advisers, Inc. ("FAV") serves as a Sub-Adviser to a portion of the assets of the Multi-Asset Real Return Fund. FAV is a California corporation with its principal offices at One Franklin Parkway, San Mateo, California 94403-1906. It is a wholly owned subsidiary of Franklin Resources, Inc. (referred to as "Franklin Templeton"). Franklin Templeton managed approximately $1,494.4 billion in assets worldwide as of January 31, 2021.

In addition, under the same section, under the heading titled "Portfolio Management," the following text is hereby added in the appropriate alphabetical order thereof:

FAV

Compensation. SIMC pays FAV a fee based on the assets under management of the Multi-Asset Real Return Fund as set forth in an investment sub-advisory agreement between FAV and SIMC. FAV pays its investment professionals out of its total revenues and other resources, including the sub-advisory fees earned with respect to the Multi-Asset Real Return Fund. The following information relates to the period ended June 30, 2021.

Franklin Compensation. The investment manager seeks to maintain a compensation program that is competitively positioned to attract, retain and motivate top-quality investment professionals. Portfolio managers receive a base salary, a cash incentive bonus opportunity, an equity compensation opportunity, and a benefits package. Portfolio manager compensation is reviewed annually and the level of compensation is based on individual performance, the salary range for a portfolio manager's level of responsibility and Franklin Templeton guidelines. Portfolio managers are provided no financial incentive to favor one fund or account over another. Each portfolio manager's compensation consists of the following three elements:

Base Salary. Each portfolio manager is paid a base salary.

Annual Bonus. Annual bonuses are structured to align the interests of the portfolio manager with those of the Fund's shareholders. Each portfolio manager is eligible to receive an annual bonus. Bonuses generally are split between cash (50% to 65%) and restricted shares of Resources stock (17.5% to 25%) and fund shares (17.5% to 25%). The deferred equity-based compensation is intended to build a vested interest of the portfolio manager in the financial performance of both Resources and funds advised by the investment manager. The bonus plan is intended to provide a competitive level of annual bonus compensation that is tied to the portfolio manager achieving consistently strong investment performance, which aligns the financial incentives of the portfolio manager and Fund shareholders. The Chief Investment Officer of the investment manager and/or other officers of the investment manager, with responsibility for the Fund, have discretion in the granting of annual bonuses to portfolio managers in accordance with Franklin Templeton guidelines. The following factors are generally used in determining bonuses under the plan:

•  Investment performance. Primary consideration is given to the historic investment performance over the 1, 3 and 5 preceding years of all accounts managed by the portfolio manager. The pre-tax performance of each fund managed is measured relative to a relevant peer group and/or applicable benchmark as appropriate.

•  Non-investment performance. The more qualitative contributions of the portfolio manager to the investment manager's business and the investment management team, including professional knowledge, productivity, responsiveness to client needs and communication, are evaluated in determining the amount of any bonus award.

•  Responsibilities. The characteristics and complexity of funds managed by the portfolio manager are factored in the investment manager's appraisal. Additional long-term equity-based compensation. Portfolio managers may also be awarded restricted shares or units of Resources stock or restricted shares or units of one or more funds. Awards of such deferred equity-based compensation typically vest over time, so as to create incentives to retain key talent.

Benefits. Portfolio managers also participate in benefit plans and programs available generally to all employees of the investment manager.

Ownership of Fund Shares. As of June 30, 2021, FAV's portfolio managers did not beneficially own any shares of the Multi-Asset Real Return Fund.

Other Accounts. As of June 30, 2021, in addition to the Multi-Asset Real Return Fund, FAV's portfolio managers were responsible for the day-to-day management of certain other accounts, as follows:

	Registered Investment Companies		Other Pooled Investment Vehicles		Other Accounts
Portfolio Manager	Number of Accounts	Total Assets (in MM)	Number of Accounts	Total Assets (in MM)	Number of Accounts	Total Assets (in MM)
Russell Shtern, CFA	8	$2,369.89	4	$331.06	5	$338.20
Jacqueline Hurley, CFA	13	$2,413.06	7	$497.50	6	$221.68

None of the accounts listed above are subject to a performance-based advisory fee.

Conflicts of Interest. A conflict of interest may arise as a result of the portfolio managers being responsible for multiple accounts, including the Multi-Asset Real Return Fund which may have different investment guidelines and objectives. In addition to the Multi-Asset Real Return Fund, these accounts may include accounts of registered investment companies, private pooled investment vehicles and other accounts. In particular, this conflict of interest may arise as a result of FAV's management of the Multi-Asset Real Return Fund and other accounts, which, in theory, may allow FAV to allocate investment opportunities in a way that favors other accounts over the Multi-Asset Real Return Fund. This conflict of interest may be exacerbated to the extent that FAV or the portfolio managers receive, or expect to receive, greater compensation from their management of the other accounts (some of which receive both a management and incentive fee) than the Multi-Asset Real Return Fund. FAV (or its members, employees and affiliates) may give advice or take action with respect to the other accounts that differs from the advice given with respect to the Multi-Asset Real Return Fund. To the extent a particular investment is suitable for both the Multi-Asset Real Return Fund and the other accounts, such investments will be allocated between the Multi-Asset Real Return Fund and the other accounts in a manner that FAV determines is fair and equitable under the circumstances to all clients, including the Multi-Asset Real Return Fund.

To address and manage these potential conflicts of interest, FAV has adopted compliance policies and procedures to allocate investment opportunities and to ensure that each of their clients is treated on a fair and equitable basis.

There are no other changes to the SAI.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE

SEI-F-1354 (8/21)